SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C.  20549

                                  FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) June 17, 1999



Commission    Registrant; State of Incorporation;     I.R.S. Employer
File Number    Address; and Telephone Number         Identification No.
-----------   ----------------------------------     ------------------

333-21011     FIRSTENERGY CORP.                             34-1843785
              (An Ohio Corporation)
              76 South Main Street
              Akron, Ohio  44308
              Telephone (800)736-3402


1-2578        OHIO EDISON COMPANY                           34-0437786
              (An Ohio Corporation)
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402


1-2323        THE CLEVELAND ELECTRIC ILLUMINATING COMPANY   34-0150020
              (An Ohio Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402


1-3583        THE TOLEDO EDISON COMPANY                     34-4375005
              (An Ohio Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

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Item 5.  Other Events


          On June 22, 1999, the Ohio Senate passed Amended Substitute Senate Bill 3, which will restructure the state's electric utility industry. The legislation, passed by the Ohio House of Representatives on June 17, 1999, and expected to be signed into law by Governor Bob Taft by early July 1999, will allow Ohio electric customers to select their electricity suppliers beginning January 1, 2001. Among other things, the legislation provides for a five percent rate reduction on the generation portion of residential customers' bills and the opportunity to recover transition costs, including regulatory assets, from January 1, 2001 through December 31, 2005. The period for the recovery of regulatory assets only can be extended up to December 31, 2010. The Public Utilities Commission of Ohio
(PUCO) has been authorized to determine the level of transition cost recovery, as well as the recovery period for the regulatory assets portion of those costs, in considering each Ohio electric utility's transition plan application. These applications must be filed with the PUCO within ninety days of the effective date of the legislation. If the transition plans ultimately approved by the PUCO for Ohio Edison Company (OE), The Cleveland Electric Illuminating Company (CEI) and The Toledo Edison Company (TE) do not provide full recovery of their nuclear generating unit investments and regulatory assets, there would be a charge to earnings which could have a material adverse effect on the results of operations and financial condition for FirstEnergy, OE, CEI and TE.

                                SIGNATURE



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



June 24, 1999




                                   FIRSTENERGY CORP.
                                   -----------------
                                       Registrant

                                  OHIO EDISON COMPANY
                                  -------------------
                                       Registrant

                                 THE CLEVELAND ELECTRIC
                                 ----------------------
                                  ILLUMINATING COMPANY
                                  --------------------
                                       Registrant

                               THE TOLEDO EDISON COMPANY
                               -------------------------
                                       Registrant


                                /s/  Harvey L. Wagner
                            -----------------------------
                                     Harvey L. Wagner
                                     Controller